                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-25613, 333-25611, 333-25885, 333-44289,
333-68909} of Resource Bancshares Mortgage Group, Inc. of our report dated January 29, 1999 appearing on page 52 of this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP

Columbia, South Carolina
March 29, 1999

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-95914} of Resource Bancshares Mortgage Group, Inc. of our report dated January 29, 1999 appearing on page 52 of this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP

Columbia, South Carolina
March 29, 1999